Exhibit 99.1

Building Bridges in Medical Dermatology Investor Presentation NYSE American: TMBR February 2021

Safe Harbor Statement Certain statements contained in this PowerPoint presentation describing Timber’s technology and development program, including, without limitation, statements containing the words “expects,” “anticipates,” “believes,” and words of similar import, constitute “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward - looking statements are subject to various risks and uncertainties that could cause actual future results and events to differ materially from those currently anticipated. Potential investors are cautioned not to place undue reliance on these forward - looking statements. 2 NYSE American: TMBR

3 Timber Pharmaceuticals Overview Timber Pharmaceuticals is building a rare and orphan dermatology company that focuses on mitigating the cost, risk, and time of drug development by leveraging the Orphan Drug pathway for conditions with no FDA Approved treatments. The company’s investigational therapies utilize proven mechanisms - of - action backed by decades of clinical experience and well - established CMC (chemistry, manufacturing and control) and safety profiles. Timber is initially focused on developing non - systemic treatments for rare dermatologic diseases including congenital ichthyosis (CI), facial angiofibromas in tuberous sclerosis complex (TSC), and scleroderma. NYSE American: TMBR

4 Investment Highlights • Positioned to become a leading dermatology company with a focus on rare and orphan diseases, led by a management team with a pro ven track record in development and commercialization • High potential, late stage, lower risk multi - product candidate pipeline • Proven clinical Proof of Concept (POC) • All strategic programs have Orphan designations and no currently approved treatments • Large market opportunities for both lead product candidates • U.S. market for each is estimated at $250 million annually at peak* • Recently granted formulation patent providing strong IP protection for TMB - 001, additional patents pending • Additional market expansion potential in broader dermatology indications • Currently enrolling patients in two Phase 2b studies with two different product candidates • Both studies on track and proceeding as expected with data readout >12 months • Actions put in place to mitigate additional risk from COVID - 19 • Lean operating model and cost structure • $12 million in cash on hand expected to fund company through multiple key clinical development milestones, including topline dat a readout from both Phase 2b studies NYSE American: TMBR * Based on Timber estimates

5 Timber’s Focused Strategy and Tactics • Focus on mitigating the cost, risk, and time of drug development while retaining earnings potential • Based on three key tactics: • Emphasis on compounds with broad and proven mechanisms of action across many dermatologic conditions • Differentiation of the drug product and creation of a barrier to entry strategy through significant and proprietary reformulation and repositioning • Initially will pursue Orphan indications, then will seek to expand market for each product through approval for additional indications NYSE American: TMBR

6 Timber Business Model • Focused on Orphan Drug Indications and Leveraging the 505(b)(2) pathway • Why Orphan Drugs? • Timber will be first to market by pursuing conditions for which there are no current FDA approved treatments • Requires smaller and less costly drug trials with greater flexibility from the FDA • Orphan Drug Market Exclusivity limits additional market entrants and conveys pricing power • 7 years in U.S., 10 years in E.U. • Tax advantages and potential to receive valuable priority review voucher from FDA • Why Leverage the 505(b)(2) Pathway? • Fewer requirement from the FDA • Bypasses Phase 1 trials by utilizing proven drugs and mechanisms of action • Safety and efficacy already established • Can immediately begin Phase 2 studies NYSE American: TMBR Priority Review Voucher – A program of the US Food and Drug Administration that grants a voucher for priority review to a drug d eveloper as an incentive to develop treatments for drugs that might otherwise not be profitable to develop because of a smaller pool of patients needing treatment. Voucher can be redeemed by recipient or sold to another company.

7 • Rare dermatological diseases are underrepresented in drug development and pharmaceutical company sponsored trials • Approximately 30 million people in the U.S. are living with a rare disease – equivalent to 1 in 10 Americans • Many orphan and rare dermatology disorders are associated with significant quality of life impairments, particularly if the disease is insufficiently controlled • Disease visibility in particular, can have a profoundly negative impact on patient confidence • Rare disease impact typically ripples far beyond the patient, effecting families and the entire support system • Significant unmet needs exist for more efficacious and safer treatment options • Need to target underlying causes of disease rather than managing symptoms • Global premium products market size for orphan and rare dermatology therapeutics is expected to grow, from $1.64 billion in 2017 to $6.07 billion in 2024, a CAGR of 20.5%* • US premium products market size is expected to increase from $794m in 2017 to $2.73bn in 2024, a CAGR of 19.3%, accounting for just under half of the global orphan and rare dermatology market* * Source: ‘Global Orphan and Rare Dermatology Drugs Market to 2024’, GBI Research Business Intelligence, 2018 Rare Dermatologic Diseases NYSE American: TMBR

8 Strategic Pipeline in Rare Dermatologic Disease NYSE American: TMBR SP4

9 TMB - 001 for Congenital Ichthyosis A rare disorder of keratinization affecting ~ 80,000 people in the U.S. (>1.5 million globally) Prevalence • X - Linked Ichthyosis has a prevalence of 1:2,000 - 1:6,000 males • Lamellar Ichthyosis has a prevalence of 1:100,000 - 200,000 Quality of life is significantly affected • Skin inflammation and fragility, pruritus, fissuring and cracking of thickened skin, ectropion, anhidrosis, and in some severe cases, an increased susceptibility to infection • In Lamellar Ichthyosis, almost the whole body can be covered and be severe No FDA Approved treatments Unmet Need: An efficacious and safe treatment that can be used long term to cover a large body surface area . NYSE American: TMBR 2017 Yale Copyright 2017 Yale Copyright 2017 Yale Copyright

10 Isotretinoin is widely viewed as the most effective therapy for several skin conditions, including ichthyosis, but it is only available orally, where high dose, chronic oral therapy cannot be tolerated due to systemic toxicity TMB - 001 utilizes patented IPEG™ delivery system to target isotretinoin delivery to the epidermis and dermis, minimize systemic absorption and remove irritating excipients Market Opportunity: • $250 million annual estimated US market size at peak* Development Stage: • Phase 2B study in CI is currently enrolling • Phase Ib /2a POC study in CI completed in 2018 with positive data on clinically meaningful endpoints and no systemic absorption 2018 FDA Orphan Products Grant Recipient • Awarded $1.5 Million from the FDA to run the Phase 2A and Phase 2B Clinical Trials TMB - 001 Topical Isotretinoin in CI Proprietary topical formulation minimizing systemic absorption and allowing for chronic treatment NYSE American: TMBR We believe we have Strong Market Protection, with Orphan exclusivity granted (7 years in U.S., 10 years in E.U.) and patent awarded for formulation; additional patents pending * Based on Timber’s estimates

11 TMB - 002 for Facial Angiofibromas in Tuberous Sclerosis Complex TSC is a multisystem genetic disorder affecting approximately 50,000 people in the US TSC is caused by the unregulated activation of the mammalian target of rapamycin (mTOR) pathway, resulting in the growth of hamartomas in multiple organs Prevalence • 40,000 - 50,000 People suffer from TSC in the US • 75% of these have Facial Angiofibromas Rapamycin is a well - known inhibitor of inflammatory signaling in TSC, including in FAs, but only available as an oral agent, associated with significant systemic toxicity No FDA Approved Topical Formulation of Rapamycin Unmet Need: FDA Approved, GMP Quality Topical Rapamycin Formulation to treat Facial Angiofibromas with a significantly better safety profile NYSE American: TMBR

12 TMB - 002 Topical Rapamycin (Pascomer®) Potentially the First Commercially Available, High - Quality Topical Formulation of Rapamycin with Broad Access Proprietary topical formulation of rapamycin (1.0%, 0.5%, and 0.1%) • Additional 5% strength assessed in preclinical toxicity studies Utilizes trade secret lipid crystalline vehicle system designed to improve stability and delivery of unstable APIs • Compounded formulations that are sometimes currently used lack consistent quality, potency, and homogeneity • Other topical rapamycin formulations have short shelf lives and require refrigeration • Pascomer has demonstrated room temperature stability for 0.5%, 1.0%, and 5.0% formulations Market Opportunity: • $250 million annual estimated US market size at peak* Development Stage: • Efficacy of topical rapamycin demonstrated in multiple well controlled studies and dozens of published case reports • Robust Phase 2B study (one of two pivotal studies required for registration) in FAs in TSC underway; Enrolling 120 subjects across 17 sites We believe we have Strong Market Protection, with Orphan exclusivity granted (7 years in U.S., 10 years in E.U.) and with additional patents pending NYSE American: TMBR * Based on Timber’s estimates

13 Barriers to Entry • Orphan exclusivity granted for all three strategic assets • 7 years in U.S., 10 years in E.U. • Patents granted and pending globally • Trade secrets in formulation/manufacturing • Cytotoxic, requires containment, photolabile, prone to oxidation, temperature sensitivities, stability challenges, etc. TMB - 001 TMB - 002 TMB - 003 • WO 2017/074982 A1 – initial family is formulation based, with expansion planned around dosing, PK, and other methods of use • Granted in the US, pending in Australia, Canada, China, EPO, Japan, Mexico, and South Korea • Priority date of October 2015 • FTO complete • AUS 2020277132 – formulation application licensed from AFT, with expansion planned around other methods of use • Will be converted to PCT and pursued in key countries • Priority date of November 2020 • FTO complete • WO 2019/173215 A1 and WO 2019/173219 – Two method of use families (cutaneous fibrosis and pigmentation disorders) with expansion planned around formulation, PK, dosing, and other methods of use • Pending in the US, China, Japan, EPO, Korea, Australia, Brazil, Israel, and Canada • Priority date of March 2018 • Landscape search complete NYSE American: TMBR

14 TMB - 003 Topical Sitaxsentan for Cutaneous Fibrosis Highly Selective ET - A inhibitor Sitaxsentan was a highly selective (6,500:1) ET - A receptor antagonist previously on the market in the EU, Canada and Australia as an oral treatment for PAH, but voluntarily withdrawn from global market in 2010 due to risks of liver toxicity • Demonstrated benefit in cutaneous scleroderma symptoms in multiple case reports TMB - 003 • Topical Sitaxsentan in development • Systemic safety concerns addressed via local administration • We believe we have strong market protection based on: • Method of use patents pending for conditions of cutaneous fibrosis and hyperpigmentation • Orphan exclusivity granted • New Chemical Entity (NCE) exclusivity Role of Et - A Inhibition Endothelin - 1 is a potent and long - lasting vasoconstrictor and profibrotic known to play a role in skin fibrosis • Endothelin - 1 acts through two receptors, ET - A and ET - B, known to have broadly opposing functions • Hypothesized that selectively antagonizing ET - A may lead to more effective reductions in collagen production Endothelin Receptor Antagonists are a class of drugs currently on the market (in oral form) for the treatment of Pulmonary Arterial Hypertension (PAH) • A review of the literature showed no difference in endothelin selectivity in PAH, however in the subset of PAH patients with connective tissue disease, selective ET - A inhibition was beneficial NYSE American: TMBR

15 Scleroderma Rare connective tissue disorder characterized by abnormal thickening of the skin Two potential markets: • Moderate to Severe Localized Scleroderma which generally only affects the skin • More common in children, with a prevalence of approximately 90,000 people in the U.S. • Systemic sclerosis where fibrotic changes may affect the connective tissue in the skin plus other organs • More common in adults, with a prevalence of approximately 100,000 people in the U.S. Quality of life can be significantly affected • Disfiguring • Can cover joints and cause pain, affect movement / mobility, etc. • Extremely painful No FDA Approved treatments for any cutaneous symptoms in scleroderma • Off - label therapies have significant side effects and rarely lead to benefit • Bosentan (Tracleer®), a non - selective endothelin receptor antagonist, is approved in Europe to reduce digital ulcers in patients with systemic scleroderma NYSE American: TMBR Ref: Progressive Cutaneous Scleroderma | Consultant360

16 Life Cycle Management Market expansion potential for additional indications for all products Severe Acne Port Wine Stains Hypertrophic/Keloid Scars TMB - 001 TMB - 002 TMB - 003 Sturge - Weber Syndrome Darier’s Disease Scarring Alopecia Sebaceous Hyperplasia NYSE American: TMBR Rare Diseases High Unmet Need but Not Rare Disease

17 Significant Clinical Milestones on a Quarterly Basis over next 12 months TMB - 001 TMB - 002 Q1 2021 Reach 50% enrollment of the Phase 2B trial Reach 50% enrollment of the Phase 2B trial Q2 2021 Complete enrollment Complete enrollment Receive 3 rd tranche of grant funding Q3 2021 Topline data for Phase 2B trial Topline data for Phase 2B trial Q4 2021 End of Phase 2 FDA Meeting End of Phase 2 FDA Meeting NYSE American: TMBR

18 World Class Clinical Advisors and Partners Clinical Advisors • Peter Elias, MD – Professor, Dept of Dermatology, University of California, San Francisco (UCSF) • Keith Choate, MD, PhD – Professor of Dermatology, Pathology, and Genetics, Yale University • Joyce Teng, MD – Professor and Director of Pediatric Dermatology, Stanford University Partners Development Partner on TMB - 002 ( Pascomer ®) program NYSE American: TMBR Patient Advocacy Groups related to TMB - 001 and TMB - 003

19 Leadership Team Strong Balance between Entrepreneurial Acumen and Proven Operational Leadership Michael Derby, MS, MBA Executive Chairman • Pharma entrepreneur with several successful exits • Managing Partner of TardiMed Sciences • Founder of Norphan Pharmaceuticals, rare neurology drug development, sold to Marathon Pharma (2013), and then sold to PTC Therapeutics (2017) • Co - Founder & CEO of Castle Creek Pharmaceuticals, rare dermatology drug development, raised >$120 million across three rounds of financing from leading investors John Koconis , MBA, CEO • Seasoned Pharmaceutical executive with over 25 years experience leading successful teams in global markets and having launched multiple market leading products in Dermatology • President & CEO of LEO Pharma (US), established a market leading dermatology company with focus on Psoriasis and AK • Global Lead for Dermatology and Respiratory Disease at Sanofi Genzyme, led the Global launch of Dupilumab in AD • EVP & CCO at Castle Creek Pharmaceuticals, built a rare/orphan dermatology company with a focus on EBS NYSE American: TMBR Zach Rome, COO • Dermatology inventor and entrepreneur • Co - founder and President at Patagonia Pharmaceuticals, raised >$11 million in funding from founders and strategic partner • Advanced lead development candidate from concept to Phase 2B clinical studies and was the Recipient of FDA Orphan Products Grant • Partner at TardiMed Sciences Joseph Lucchese, CFO • Chief Financial Officer of Timber Pharmaceuticals as well as a Partner at TardiMed Sciences. • Founding member and Managing Director of Oncology Partners; Managing Director at BlueStone Capital Partners, headed the Private Placement desk. • Portfolio Manager and Chief Financial Officer of the MicroCap Fund, a NASDAQ - listed private equity fund that invested in early - stage companies in the healthcare and information technology sectors. • Began career as a member of Chase Manhattan Bank’s Merchant Banking Group, part of the team that financed highly leveraged transactions and managed the bank’s private equity portfolio. Alan Mendelsohn, MD EVP and CMO • Board certified in Pediatrics and Pediatric Cardiology with strong management skills and over 20 years of drug development and medical affairs experience in major pharmaceutical companies. • Associate Vice President of Dermatology Medical Affairs at Sun Pharma, focused on the post - clinical development of Tildrakizumab (ILUMYA), an IL - 23p19 inhibitor for patients with moderate to severe plaque psoriasis. • Senior Director, Rheumatology Team Leader, US Medical Affairs .at Pfizer leading the US organization in supporting the pre - launch and launch medical activities for Xeljanz (tofacitinib) • Senior Director of Immunology R&D at Johnson & Johnson/Janssen) in Phase 2/3 clinical trial development for multiple biologic agents targeting rheumatoid arthritis and psoriatic arthritis. • Authored or co - authored over 200 peer reviewed abstracts and manuscripts in the areas of dermatology, rheumatology and cardiology.

20 Financial and Capitalization Highlights On May 18, 2020, upon closing of its merger with a NYSE - listed company, Timber also completed a financing with gross proceeds of $25 million, which included the conversion of a $5 million bridge note previously issued by Timber and the issuance of Series A a nd Series B warrants. Effective November 19, 2020, Timber executed waiver agreements that fixed the number of Series A and B warrants to be issued, p ermanently waived provisions providing for future resets and fixed the strike price of the Series A warrants at $1.16 per share. The Ser ies B warrant strike price remained at $0.001 per share. The table below shows the outstanding and fully diluted ownership as a result of the waiver agreements. NYSE American: TMBR With $12.0 million in cash at Sept 30, 2020, Timber believes that its cash on hand will be sufficient to fund its operating expenses and capital expenditure requirements into Q3 2021. As of November 19, 2020 Shares Outstanding Fully Diluted Shares Fully Diluted Ownership % Common Shares 12,032,391 12,032,391 21.72% Series A Warrants 20,178,585 36.43% Series B Warrants 22,766,776 41.10% Bridge Warrants 413,751 0.75% 12,032,391 55,391,503 100.00%

21 ▪ Topical Isotretinoin for Congenital Ichthyosis ▪ Topical Rapamycin for Facial Angiofibromas in Tuberous Sclerosis Complex ▪ Locally Delivered Endothelin - A Antagonist for Scleroderma ▪ Partnering opportunities for recently acquired non - strategic Topical Minocycline programs ▪ Track record of success, including founding and build - up of Castle Creek Pharma, raising >$120 million in capital ▪ Deep experience in dermatology and rare disease ▪ High unmet needs with large market potential ▪ All strategic programs have been granted Orphan Drug status ▪ No approved treatments for indications ▪ Potential to receive valuable priority review voucher from FDA (for TMB - 003) ▪ Clinical proof of concept established in two assets ▪ Proven mechanism of action (MOA’s) with decades of clinical experience ▪ Well - known CMC and safety profiles ▪ Portfolio of orphan indications ▪ Market expansion potential in broader dermatology indications for all programs Rare, High Need Medical Dermatology Large Market Potential Multiple Shots on Goal De - Risked Portfolio Management Expertise Key Takeaways NYSE American: TMBR

Building Bridges in Medical Dermatology For additional Investor Information please contact: John Koconis Stephanie Prince CEO PCG Advisory jkoconis@timberpharma.com sprince@pcgadvisory.com (646) 863 - 6341 Thank You www.timberpharma.com